SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported) August 25, 2000
                                                              ---------------


                        Oakwood Mortgage Investors, Inc.
                        --------------------------------
               (Exact name of registrant as specified in charter)



         Nevada                    333-72621                    88-0396566
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                  (IRS Employer
of incorporation)                 File Number)               Identification No.)


         101 Convention Center Drive, Suite 850, Las Vegas, Nevada 89109
         ---------------------------------------------------------------
         (Address of principal executive offices)             (Zip Code)

        Registrant's telephone number, including area code (702) 949-0056
                                                           --------------
================================================================================
         (Former name or former address, if changed since last report.)

Item 5.           Other Events.

         On June 29, 2000, the Registrant caused the issuance and sale of $347,400,000 aggregate initial principal amount of Senior/Subordinated Pass-Through Certificates, Series 2000-B (the "Certificates") pursuant to the Series 2000-B Pooling and Servicing Agreement, dated as of June 1, 2000 (the "Pooling and Servicing Agreement"), among the Registrant, Oakwood Acceptance Corporation, as Servicer, and Chase Manhattan Trust Company, National Association, as Trustee, and the related Standard Terms to the Pooling and Servicing Agreement (May 1999 Edition) (the "Standard Terms").

         The Certificates evidence, in the aggregate, the entire beneficial ownership interest in OMI Trust 2000-B (the "Trust"), which consists primarily of a pool of Assets transferred to the Trust by the Registrant pursuant to the Pooling and Servicing Agreement. The Assets were purchased by the Registrant in privately-negotiated transactions with Oakwood Capital Corp. ("OCC") pursuant to a Sales Agreement, dated as of June 1, 2000, between the Registrant and OCC. Elections will be made to treat certain assets owned by the Trust as "real estate mortgage investment conduits" (each, a "REMIC") under the Internal Revenue Code of 1986, as amended. The Certificates, except for the Class R Certificates, will be designated as the "regular interests" in one of such REMICs. The Class R Certificates will be designated as the "residual interests" in each of the REMICs.

         The Class A-1, Class M-1 and Class B-1 Certificates are collectively referred to herein as the "Offered Certificates." The Offered Certificates are senior to the Class B-2, Class X and Class R Certificates. The Offered Certificates have been sold by the Registrant to Banc of America Securities LLC, Credit Suisse First Boston Corporation and Banc One Capital Markets, Inc. (the "Underwriters") pursuant to a Terms Agreement, dated as of June 26, 2000, among the Underwriters, the Registrant and OAC, which incorporates by reference the Registrant's Underwriting Agreement Standard Provisions, May 1999. The Class B-2, Class X and Class R Certificates have been transferred to Oakwood Financial Corporation, a Nevada corporation ("OFC") and an affiliate of the Registrant.

         On the Closing Date, the Trust contained, among other things, the Initial Assets and $85,907,373 on deposit in the Pre-Funding Account. This Pre-Funded Amount was intended to be used for the purchase of Subsequent Assets satisfying criteria specified in the Sales Agreement and the Pooling and Servicing Agreement not later than September 26, 2000. The Registrant has transferred to the Trustee, on behalf of the Trust, the Subsequent Assets. This Current Report on Form 8-K is being filed to update the description of the Assets contained in the Prospectus Supplement.

         The description of the Assets transferred to the Trust pursuant to the Pooling and Servicing Agreement but not disclosed in the Prospectus Supplement begins on the following page. This table includes both (1) Subsequent Assets purchased with funds on deposit in the Pre-Funding Account and (2) the Initial Assets that were not included in the Statistical Assets in the Prospectus Supplement ((1) and (2) together, the "8-K Assets").

         Whenever reference is made herein to a percentage of 8-K Assets (or to a percentage of the scheduled principal balance of the initial assets), the percentage is calculated based on the scheduled principal balances ("SPB") of the 8-K Assets as of their Cut-off Date. In addition, numbers in any columns in the tables below may not sum exactly to the total number at the bottom of the column due to rounding.
                                   8-K Assets


               Geographical Distribution of Manufactured Homes(1)


                                   Number of          Aggregate Scheduled             Percentage of
    Geographic Location           8-K Assets          Principal Balance            Asset Pool by SPB
    -------------------           ----------          -----------------            -----------------

          Alabama                      63                 2,217,711                       2.46%
          Arizona                      66                 3,668,365                       4.07%
          Arkansas                     31                 1,105,273                       1.23%
         California                    12                   921,629                       1.02%
          Colorado                     27                 1,343,667                       1.49%
        Connecticut                    1                      8,931                       0.01%
          Delaware                     33                   707,232                       0.79%
          Florida                      47                 1,936,155                       2.15%
          Georgia                      79                 2,608,296                       2.90%
           Idaho                       16                   716,137                       0.80%
          Illinois                     1                     46,816                       0.05%
          Indiana                      1                     88,485                       0.10%
           Kansas                      20                   855,829                       0.95%
          Kentucky                     70                 2,236,733                       2.48%
         Louisiana                     66                 2,634,307                       2.92%
          Maryland                     9                    194,448                       0.22%
          Michigan                     1                      6,192                       0.01%
         Minnesota                     2                     72,739                       0.08%
        Mississippi                    65                 2,485,418                       2.76%
          Missouri                     31                 1,195,908                       1.33%
           Nevada                      12                   723,146                       0.80%
         New Jersey                    1                     10,455                       0.01%
         New Mexico                    65                 2,709,765                       3.01%
          New York                     3                     54,980                       0.06%
       North Carolina                 777                18,642,185                      20.70%
            Ohio                       38                 1,139,647                       1.27%
          Oklahoma                     29                 1,288,440                       1.43%
           Oregon                      33                 2,940,946                       3.26%
        Pennsylvania                   3                     88,782                       0.10%
       South Carolina                 284                 8,212,588                       9.12%
         Tennessee                    172                 6,165,216                       6.84%
           Texas                      371                13,144,696                      14.59%
            Utah                       5                    253,045                       0.28%
          Virginia                    192                 4,888,992                       5.43%
         Washington                    31                 2,904,375                       3.22%
       Washington DC                   1                     53,676                       0.06%
       West Virginia                   65                 1,714,630                       1.90%
         Wisconsin                     1                     22,495                       0.02%
          Wyoming                      2                     71,552                       0.08%
                                     ------               ----------                    ------

   Total...................          $2,726              90,079,885                     100.00%
                                     ======              ==========                    =======

---------
(1) Based on the mailing address of the obligor on the related asset as of the Cut-off Date.

                      Year of Origination of 8-K Assets (1)

                                                      Aggregate
                               Number of              Scheduled                   Percentage of
Year of Origination            8-K Assets         Principal Balance             Asset Pool by SPB
-------------------            ----------         -----------------             -----------------

          1985                     1                     5,317                       0.01%
          1989                     1                     9,022                       0.01%
          1991                     1                     8,668                       0.01%
          1992                    195                2,808,240                       3.12%
          1993                    566                8,568,061                       9.51%
          1994                     1                    36,661                       0.04%
          1995                     3                    38,332                       0.04%
          1996                     2                    58,542                       0.06%
          1997                     8                   405,545                       0.45%
          1998                     6                   235,670                       0.26%
          1999                     26                1,349,429                       1.50%
          2000                   1,916              76,556,398                      84.99%
                                 -----              ----------                      ------

         Total                   2,726              90,079,885                       100%
                                 =====              ==========                      ======

------------------
(1) The weighted average seasoning of the 8-K Assets was approximately 11.74 months as of the Cut-off Date.


                    Distribution of Original Asset Amounts(1)

                                                         Aggregate
                                    Number of            Scheduled               Percentage of
Original Asset Amount              8-K Assets         Principal Balance         Asset Pool by SPB
---------------------              ----------         -----------------         -----------------
$   4,999 or less............           6                     37,734                    0.04%
$   5,000 - $   9,999........          25                    145,575                    0.16%
$  10,000 - $  14,999........          118                 1,003,119                    1.11%
$  15,000 - $  19,999........          357                 4,246,695                    4.71%
$  20,000 - $  24,999........          396                 7,372,958                    8.18%
$  25,000 - $  29,999........          450                11,438,608                    12.70%
$  30,000 - $  34,999........          363                11,328,990                    12.58%
$  35,000 - $  39,999........          253                 9,220,376                    10.24%
$  40,000 - $  44,999........          182                 7,468,298                    8.29%
$  45,000 - $  49,999........          163                 7,611,538                    8.45%
$  50,000 - $  54,999........          97                  5,072,606                    5.63%
$  55,000 - $  59,999........          75                  4,279,099                    4.75%
$  60,000 - $  64,999........          44                  2,744,008                    3.05%
$  65,000 - $  69,999........          39                  2,619,056                    2.91%
$  70,000 - $  74,999........          27                  1,954,066                    2.17%
$  75,000 - $  79,999........          26                  2,007,345                    2.23%
$  80,000 - $  84,999........          16                  1,317,350                    1.46%
$  85,000 - $  89,999........          12                  1,046,361                    1.16%
$  90,000 - $  94,999........          14                  1,291,417                    1.43%
$  95,000 - $  99,999........           6                    585,299                    0.65%
$ 100,000 or more............          57                  7,289,386                    8.09%
                                       --                  ---------                    -----

     Total...................         2,726            $  90,079,885                   100.00%
                                      =====            =============                   ======

---------------------
  (1) The highest original asset amount was $203,349, which represents approximately 0.21% of the aggregate principal balance of the 8-K Assets at origination. The average original principal amount of the 8-K Assets was approximately $35,283.

                             Current Asset Rates (1)

                                     Number of         Aggregate Scheduled             Percentage of
Current Asset Rate                   8-K Assets         Principal Balance            Asset Pool by SPB
------------------                   ----------         -----------------            -----------------
6.000% -   6.999%..........              4                   554,604                      0.62%
7.000% -   7.999%..........             30                 3,048,827                      3.38%
8.000% -   8.999%.........              45                 3,605,540                      4.00%
9.000% -   9.999%..........             71                 4,295,950                      4.77%
10.000% - 10.999%..........             243                9,839,212                     10.92%
11.000% - 11.999%..........             531               15,975,380                     17.73%
12.000% - 12.999%..........             645               17,249,946                     19.15%
13.000% - 13.999%..........             512               15,687,943                     17.42%
14.000% - 14.999%..........             363               11,665,421                     12.95%
15.000% - 15.999%..........             282                8,157,061                      9.06%
                                      -----              -----------                    ------

     Total.................           2,726              $90,079,885                    100.00%
                                      =====              ===========                    ======

------------------
(1) The weighted average current asset rate was approximately 12.28%. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up Rate Loans. This table also reflects the asset rates of the adjustable rate 8-K Assets as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the adjustable rate 8-K Assets.


                             Remaining Terms to Maturity of 8-K Assets (In Months) (1)

                                       Number of           Aggregate Scheduled              Percentage of
Remaining Term to Maturity             8-K Assets           Principal Balance             Asset Pool by SPB
--------------------------             ----------           -----------------             -----------------
   1 -  60 months..........               281                   2,095,691                        2.33%
  61 -  96 months..........               435                   6,833,075                        7.59%
  97 - 120 months..........                85                   1,874,428                        2.08%
 121 - 156 months..........               226                   5,912,051                        6.56%
 157 - 180 months..........               212                   5,725,921                        6.36%
 181 - 216 months..........                25                     679,665                        0.75%
 217 - 240 months..........               446                  13,666,325                       15.17%
 241 - 300 months..........               453                  17,199,967                       19.09%
 301 - 360 months..........               563                  36,092,761                       40.07%
                                         -----                -----------                      ------

  Total....................              2,726                $90,079,885                      100.00%
                                         =====                ===========                      ======

-----------------
(1) The weighted average remaining term to maturity of the 8-K Assets was approximately 271 months as of the Cut-off Date.

                          Original Terms to Maturity of 8-K Assets (In Months) (1)


                                     Number of         Aggregate Scheduled              Percentage of
Original Term to Maturity           8-K Assets          Principal Balance             Asset Pool by SPB
-------------------------           ----------          -----------------             -----------------

  1 -  60 months...........             31                   274,021                        0.30%
 61 -  96 months...........             41                   394,334                        0.44%
 97 - 120 months...........             216                2,641,714                        2.93%
121 - 156 months...........             223                3,695,209                        4.10%
157 - 180 months...........             625               12,317,006                       13.67%
181 - 216 months...........             23                   630,678                        0.70%
217 - 240 months...........             551               16,834,196                       18.69%
241 - 300 months...........             453               17,199,967                       19.09%
301 - 360 months...........             563               36,092,761                       40.07%
                                      -----              -----------                       ------

  Total....................           2,726              $90,079,885                       100.00%
                                      =====              ===========                       ======

-------------------------
(1) The weighted average original term to maturity of the 8-K Assets was approximately 282 months as of the Cut-off Date.


                           Distribution of Original Loan-to-Value Ratios of 8-K Assets(1)

                                      Number of         Aggregate Scheduled             Percentage of
Loan-to Value Ratio(2)                8-K Assets          Principal Balance           Asset Pool by SPB
-------------------                   ----------          -----------------           -----------------

50% or less..................             27                     571,127                    0.63%
51% - 55%....................             10                     209,063                    0.23%
56% - 60%....................             19                     514,435                    0.57%
61% - 65%....................             24                     816,327                    0.91%
66% - 70%....................             30                     826,344                    0.92%
71% - 75%....................             61                   2,085,290                    2.31%
76% - 80%....................            126                   4,243,784                    4.71%
81% - 85%....................            186                   6,265,594                    6.96%
86% - 90%....................            719                  19,756,380                   21.93%
91% - 95%....................            906                  33,902,470                   37.64%
96% - 100%...................            618                  20,889,070                   23.19%
                                         ---                  ----------                   ------

     Total...................            2,726               $90,079,885                   100.00%
                                         =====               ===========                   ======

--------------------
(1) The weighted average original Loan-to-Value Ratio of the 8-K Assets was approximately 90.63% as of the Cut-off Date.
(2) Rounded to nearest 1%.

         "Loan-to-Value Ratio" means, (a) with respect to each Contract, (i) as to each Contract with respect to which a lien on land is required for underwriting purposes, the ratio, expressed as a percentage, of the principal amount of such Contract to the sum of the purchase price of the home (including taxes, insurance and any land improvements), the tax value or appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed; and (ii) as to each other Contract, the ratio, expressed as a percentage, of the principal amount of such Contract to the purchase price of the home (including taxes, insurance and any land improvements) and the amount of any prepaid finance charges or closing costs that are financed; and (b) with respect to each Mortgage Loan, the ratio, expressed as a percentage, of the principal amount of such Mortgage Loan at the time of determination, to either
(i) the sum of the appraised value of the land and improvements, and the amount of any prepaid finance charges or closing costs that are financed or (ii) the sum of the purchase price of the home (including taxes, insurance and any land improvements), the appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed.

         Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement or, if not defined in the Pooling and Servicing Agreement, the meanings assigned to them in the Standard Terms or the Prospectus Supplement.



                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


August 25, 2000                               OAKWOOD MORTGAGE INVESTORS, INC.



                                              By: /s/ Dennis Hazelrigg
                                                  --------------------
                                                  Name:  Dennis Hazelrigg
                                                  Title: President